SCHEDULE 14A INFORMATION

                    PROXY STATEMENT PURSUANT TO SECTION 14(a)
                     OF THE SECURITIES EXCHANGE ACT OF 1934
                                (Amendment No. )

Filed by the Registrant [ X ]
Filed by a party other than the Registrant [   ]

Check the appropriate box:

[   ]   Preliminary Proxy Statement
[   ]   Confidential, for Use of the Commission only (as permitted by Rule 14a-6(e)(2))
[   ]   Definitive Proxy Statement
[ X ]   Definitive Additional Materials
[   ]   Soliciting Material Pursuant to Section 240.14a-11(c) or Section
        240.14a-12

                               HSBC INVESTOR FUNDS
                -----------------------------------------------
                (Name of Registrant as Specified in its Charter)


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   (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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[   ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

          (1)  Title of each class of securities to which transaction applies:
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               pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
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[   ]   Fee paid previously with preliminary materials.
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        was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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                       HSBC [LOGO]Investor Family of Funds

HSBC INVESTOR FUNDS recently contacted you regarding a Special Meeting of Shareholders which has adjourned to June 13, 2008. The Fund's records indicate that we have not received your vote. We urge you to vote as soon as possible in order to allow the Fund to obtain a sufficient number of votes to hold the Meeting as scheduled.


                                 1-866-450-8475



                             |
                             |    HSBC  has made it  very easy for you to vote.
         Your vote is        |    CHOOSE ONE OF THE FOLLOWING METHODS:
                             |
        VERY IMPORTANT.      |    o  SPEAK to a live Proxy Specialist by calling
                             |       the number above. We can answer any of your
                             |       questions and record your vote.  (open: M-F
      Please vote now to be  |       9:30am - 9pm, Sat 10am - 6pm ET)
                             |
        sure your vote is    |    o  LOG ON to the website  noted on your  proxy
                             |       card and enter  your control number printed
    received in time for the |       on the card,  and vote by following the on-
                             |       screen prompts.
                             |
         JUNE 13, 2008       |    o  CALL the phone number on the proxy card and
                             |       enter  the  control  number  printed on the
       SPECIAL MEETING OF    |       card and follow the touchtone prompts.
                             |
         SHAREHOLDERS.       |    o  MAIL  in  your  signed  proxy  card  in the
                             |       envelope provided.
                             |



                        Voting takes only a few minutes.
                               PLEASE VOTE TODAY.